UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2010

ACTEL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-21970	77-0097724
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2061 Stierlin Court, Mountain View, California		94043-4655
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-318-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 29, 2010, Actel Corporation ("Actel" or "the Company") announced its financial results for the quarter ended July 4, 2010. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2010, the Compensation Committee of the Board of Directors of the Company approved the terms of the 2010 Key Employee Incentive Plan (the "Bonus Program"), which applies to Section 16(b) executive officers, functional vice presidents, and key employees of the Company. The Bonus Program for executive officers and functional vice presidents is attached as Exhibit 10.1 and incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2010, the Company’s Board of Directors approved by Unanimous Written Consent amendments to the Company’s Bylaws that authorize the Independent Lead Director to call special meetings of the Company’s Board of Directors and shareholders. The effective date of the amendments was May 3, 2010. The Company’s Bylaws as amended are attached as Exhibit 3.1 and incorporated by reference.

Item 8.01 Other Events.

On July 27, 2010, the Company’s Board of Directors appointed J. Daniel McCranie to serve as Chairman of the Board. Mr. McCranie, who has more than four decades of experience in the semiconductor industry and has been a member of the Company’s Board of Directors since 2004, is an "independent director" as defined in Rule 5605(a)(2) of The Nasdaq Global Market. The Company’s Board of Directors previously did not have a Chairman.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number Description

3.1 Amended and Restated Bylaws of the Registrant as of May 3, 2010

10.1 2010 Key Employee Incentive Plan: Executive

99.1 Press release dated July 29, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION

July 29, 2010	By:	/s/ Maurice E. Carson

Name: Maurice E. Carson
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Registrant as of May 3, 2010
10.1	2010 Key Employee Incentive Plan: Executive
99.1	Press release dated July 29, 2010.